UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 23, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
PECO ENERGY COMPANY:
Trust Receipts of PECO Energy Capital Trust III, each representing a 7.38% Cumulative Preferred Security, Series D, $25 stated value, issued by PECO Energy Capital, L.P. and unconditionally guaranteed by PECO Energy Company
	EXC/28	New York Stock Exchange

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On August 23, 2022, PECO Energy Company (PECO) issued $425 million aggregate principal amount of its First and Refunding Mortgage Bonds, 4.375% Series due August 15, 2052. See Item 2.03 below for a description of those bonds and related agreements.

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 23, 2022, PECO issued $425 million aggregate principal amount of its First and Refunding Mortgage Bonds, 4.375% Series due August 15, 2052 (the Bonds). The Bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Twenty-Second Supplemental Indenture, dated as of August 1, 2022 (Supplemental Indenture). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-266487-05).

PECO will use the net proceeds from the sale of the Bonds to refinance currently outstanding commercial paper and for general corporate purposes.

The Bonds carry an interest rate of 4.375% per annum, which is payable semi-annually on February 15 and August 15, commencing on February 15, 2023. The Bonds are redeemable at any time at PECO’s option as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated August 16, 2022 among PECO, BofA Securities, Inc., Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-266487-05, as noted below:

Exhibit No.	Description
1.1
Underwriting Agreement dated August 16, 2022 among PECO, BofA Securities, Inc., Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twenty-Second Supplemental Indenture dated as of August 1, 2022 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those factors discussed herein as well as the items discussed in (1) PECO’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) PECO's Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon Corporation's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) PECO's Second Quarter 2022 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (4) other factors discussed in filings with the Securities and Exchange Commission by PECO.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Robert J. Stefani
Robert J. Stefani
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company
August 23, 2022

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated August 16, 2022 among PECO, BofA Securities, Inc., Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twenty-Second Supplemental Indenture dated as of August 1, 2022 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.